                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                         STURM, RUGER & COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 6, 2003

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the "Company") will be held at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 on the 6th day of May, 2003 at 10:30 a.m. to consider and act upon the following:

         1. A proposal to elect eight (8) Directors to serve for the ensuing year;

         2. A proposal to approve the appointment of KPMG LLP as the Company's independent auditors for the 2003 fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only holders of record of Common Stock at the close of business on March 19, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting, at the Company's offices located at 411 Sunapee Street, Newport, New Hampshire 03773.

         The Company's Proxy Statement is attached hereto.

                                             By Order of the Board of Directors

                                             /s/ Leslie M. Gasper
                                             --------------------
                                             Leslie M. Gasper
                                             Corporate Secretary

Southport, Connecticut
March 26, 2003

         All Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please date, mark and sign the enclosed form of Proxy and return it to Computershare Investor Services LLC, P.O. Box A3800, Chicago, Illinois 60690-9608. A postage-paid envelope is enclosed for your convenience.

                                                                  March 26, 2003

STURM, RUGER & COMPANY, INC.
LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
PROXY STATEMENT
2003 ANNUAL MEETING OF THE STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") for use at the 2003 Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:30 a.m. on May 6, 2003 at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are first being sent to stockholders on or about March 26, 2003.

         The mailing address of the principal executive office of the Company is Lacey Place, Southport, Connecticut 06890.

         If the enclosed proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy). All expenses in connection with the solicitation of these proxies will be borne by the Company.

         The Annual Report of the Company for the year ended December 31, 2002, including financial statements, is enclosed herewith.

         Only holders of Common Stock, $1.00 par value, of the Company (the "Common Stock") of record at the close of business on March 19, 2003 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock is entitled to one vote per share. As of March 19, 2003, 26,910,720 shares of Common Stock were issued and outstanding and there were no outstanding shares of any other class of stock. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. In accordance with the Company's by-laws and applicable law, the election of Directors will be determined by a plurality of the votes cast by the holders of shares present in person or by proxy and entitled to vote. Consequently, the eight nominees who receive the greatest number of votes cast for election as Directors will be elected. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-votes") will be counted as being present at the Meeting. However, these shares will not be counted as voting on the election of Directors, with the result that such abstentions and broker non-votes will have the same effect as votes against the election of Directors. The affirmative vote of shares representing a majority of the shares present and entitled to vote is required to approve the other proposal to be voted on at the Meeting. Shares which are voted to abstain on these matters and broker non-votes will be considered present at the Meeting but will not be counted as voting for these matters, with the result that abstention and broker non-votes will have the same effect as votes against the proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Eight Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified, which shall be two fewer Directors than were elected at the last Annual Meeting. William B. Ruger, founder of the Company and Chairman Emeritus, passed away on July 6, 2002. In addition, Stanley B. Terhune, a Director since 1975, has informed the Company of his decision to retire as a Director effective May 6, 2003. On February 19, 2003, the Board amended the Company's By-Laws to reduce the number of Directors to eight, effective on May 6, 2003.

         All of the eight nominees for Director listed below were elected at the last Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of Directors.

         The following table sets forth certain information concerning each nominee's age, principal occupation, other directorships in publicly-held corporations and the number and percentage of shares of Common Stock of the Company beneficially owned by such nominee as of February 1, 2003.

                                           BUSINESS EXPERIENCE                   FIRST         SHARES      PERCENT
                                      DURING THE PAST FIVE YEARS AND            BECAME A    BENEFICIALLY     OF
        NAME           AGE                 OTHER DIRECTORSHIPS                  DIRECTOR       OWNED        CLASS
        ----           ---                 -------------------                  --------       -----        -----
William B. Ruger, Jr.  63    Chairman of the Board of Directors and Chief        March,     5,272,000 (1)  19.45%
                             Executive Officer as of October 24, 2000. Prior      1970
                             thereto, Vice Chairman, Senior Executive Officer
                             from July 18, 1995, and President and Chief
                             Operating Officer from March 1, 1998. Governor,
                             Sporting Arms & Ammunition Manufacturers'
                             Institute, Trustee, St. Paul's School, the
                             Salisbury School, the Wildlife Management
                             Institute, and the Cody Firearms Museum of the
                             Buffalo Bill Historical Society.

Erle G. Blanchard      56    Vice Chairman, President, Chief Operating           October,     167,000 (2)     *
                             Officer and Treasurer as of October 24, 2000.         2000
                             Prior thereto, Vice President and Controller
                             from March 1, 1996. Previously Vice President
                             and Controller-Newport from March 11, 1993 to
                             March 31, 1995. Trustee, Sugar River Savings
                             Bank, Newport NH.

                                           BUSINESS EXPERIENCE                   FIRST          SHARES     PERCENT
                                      DURING THE PAST FIVE YEARS AND            BECAME A     BENEFICIALLY    OF
        NAME           AGE                 OTHER DIRECTORSHIPS                  DIRECTOR        OWNED       CLASS
        ----           ---                 -------------------                  --------        -----       -----
Stephen L. Sanetti     53    Vice Chairman, Senior Executive Vice President      March,       192,000 (3)     *
                             and General Counsel as of October 24, 2000.          1998
                             Prior thereto, Vice President and General
                             Counsel from March 11, 1993. Governor, National
                             Shooting Sports Foundation and Hunting &
                             Shooting Sports Heritage Foundation.

John M. Kingsley, Jr.  71    Director, Neurological Institute of New Jersey.     April,        19,160 (4)     *
                             Trustee, Brundge, Story and Rose Investment          1972
                             Trust. Retired as Executive Vice President of
                             the Company on December 31, 1996.

Townsend Hornor        76    Director and Audit Committee member, Nickerson      April,        18,200 (5)     *
                             Lumber Company. Chairman, The National Marine        1972
                             Life Center. Former Senior Securities Analyst
                             member of Boston and New York Societies of
                             Securities Analysts. First Vice President and
                             general partner of White Weld & Co., (investment
                             bankers) 1952 to 1978. Former Director and Audit
                             Committee member, Kollmorgen Corp. Former
                             Director, Simon & Schuster, Ealing Corp., and
                             Endevco Corp. Trustee or director of various
                             charitable organizations.

Richard T. Cunniff     80    Vice Chairman and Director of the Sequoia Fund,     December,     40,500 (6)     *
                             an investment company registered under the            1986
                             Investment Company Act of 1940. Vice Chairman
                             and Principal of Ruane, Cunniff & Co., Inc., an
                             investment advisor under the Investment Advisers
                             Act of 1940.

Paul X. Kelley         74    Chairman, American Battle Monuments Commission      April,        17,000 (7)     *
                             (independent agency of the Executive Branch of       1990
                             the Federal government.) Partner, J.F. Lehman &
                             Company (private investments). Former Vice
                             Chairman, Cassidy & Associates, Inc. (government
                             relations). Commandant of the United States
                             Marine Corps and member of the Joint Chiefs of
                             Staff from 1983 to 1987. Director, London Life
                             Reinsurance Company (reinsurance), Park Place
                             Entertainment Corporation (gaming hotels), Saul
                             Centers, Inc. (real estate investment trust),
                             and OAO Technology Solutions, Inc. (software
                             development.)

James E. Service       72    Consultant, Invesmart (investment management).      July,         16,000 (8)     *
                             Commander, United States Naval Air Force,           1992
                             Pacific Fleet, from 1985 to 1987. Director of
                             Wood River Medical Center, Ketchum, Idaho from
                             1992 to 1996.

* Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

 -----------------

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc. is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William
         B. Ruger Revocable Trust of 1988. Ruger Management, Inc. is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 200,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

(2) Includes 7,000 shares of Common Stock held by Mr. Blanchard as trustee of a revocable trust for the benefit of Mr. Blanchard and his spouse. Also includes 160,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

(3) Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 160,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

(4) Includes 4,160 shares of Common Stock held directly by Mr. Kingsley. Also includes 15,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 2001 Stock Option Plan for Non-Employee Directors.

(5) Includes 3,200 shares of Common Stock held directly by Mr. Hornor. Also includes 15,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 2001 Stock Option Plan for Non-Employee Directors.

(6) Includes 25,500 shares of Common Stock held directly by Mr. Cunniff. Also includes 15,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 2001 Stock Option Plan for Non-Employee Directors. Does not include 25,500 shares of Common Stock owned by Mr. Cunniff's wife as to which Mr. Cunniff disclaims beneficial ownership. Mr. Cunniff is the Vice Chairman, a director and a principal stockholder of Ruane, Cunniff & Co., Inc., which manages discretionary accounts and which holds 121,344 shares of Common Stock. The firm of Ruane, Cunniff & Co., Inc. is able to direct the sale or disposition of the 121,344 shares; however, 3,200 shares may be voted by Ruane, Cunniff & Co., Inc. and 118,144 shares may be voted only by their beneficial owners. Mr. Cunniff disclaims beneficial ownership of such 121,344 shares.

(7) Includes 1,200 shares of Common Stock held directly by General Kelley and 800 shares held in joint tenancy by General Kelley and his wife. Also includes 15,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 2001 Stock Option Plan for Non-Employee Directors.

(8) Includes 1,000 shares of Common Stock held directly by Admiral Service. Also includes 15,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 2001 Stock Option Plan for Non-Employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

                   THE BOARD OF DIRECTORS, ITS COMMITTEES AND
                              DIRECTOR COMPENSATION

BOARD OF DIRECTORS

         The Company's business and affairs are under the direction of the Board of Directors of the Company pursuant to the General Corporation Law of the State of Delaware as in effect from time to time and the Company's By-Laws. Members of the Board of Directors are kept informed of the Company's affairs through discussions with the Company's executive officers, by careful review of materials provided to them and by participating in meetings of the Board of Directors and the committees of the Board of Directors.

         The Board of Directors held five meetings during 2002. With the exception if William B. Ruger, who did not attend the two Directors' meetings held before his death, all Directors attended all meetings of the Board of Directors.

         During 2002, the Company paid each Director who was not also an officer of the Company $20,000 in annual fees for services as a member of the Board of Directors. Each Director who was also an officer received $6,000 in annual fees.

         During 2002, each Director who was not also an officer of the Company received an attendance fee of $1,500 per meeting, and each Director who was also an officer received an attendance fee of $500 per meeting. All Directors were reimbursed for out-of-pocket expenses related to attendance at meetings, and each Director who was not also an officer of the Company and was a member of any of the committees of the Board received $1,000 for each committee meeting attended.

         On January 5, 2001, each current non-employee member of the Board was granted a non-qualified stock option to purchase 20,000 shares of Common Stock at an exercise price of $9.875 per share under the 2001 Stock Option Plan for Non-Employee Directors, which was approved by the stockholders of the Company on May 3, 2001. These options vest and become exercisable in four equal annual installments of 25% of the total number of options awarded, beginning on the date of grant and on each of the next succeeding three anniversaries thereafter.

         Stanley B. Terhune, a Director and former Vice President of the Company, served as a consultant to the Company during 2002. For his services in this capacity, Mr. Terhune received $100 per hour and during 2002 received a total of $63,409 including bonuses.

AUDIT COMMITTEE

         In 2002, the members of the Audit Committee of the Board of Directors were Townsend Hornor, Richard T. Cunniff and Paul X. Kelley. Mr. Hornor served as Chairman. Each of Messrs. Hornor, Cunniff and Kelley have no personal ties to the Company (other than their compensation as a Director and equity ownership as described in this annual Proxy Statement) and each is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Audit Committee is governed by a written charter that was adopted by the Board of Directors on May 11, 2000 and reaffirmed on May 3, 2001 and May 9, 2002. A copy of the charter was included in the Company's annual Proxy Statements in connection with the Annual Meetings held in 2001 and 2002. The "Report of the Audit Committee" is included in this annual Proxy Statement.

         The Audit Committee held four meetings during 2002. In addition to out-of-pocket expenses related to attendance at meetings, Messrs. Hornor, Cunniff and Kelley each received $4,000 for services rendered on such Committee in 2002. All Directors who served on the Audit Committee in fiscal 2002 attended all meetings of the Audit Committee in fiscal 2002.

COMPENSATION COMMITTEE

         In 2002, the members of the Compensation Committee of the Board of Directors were Paul X. Kelley, Richard T. Cunniff and James E. Service. General Kelley served as Chairman. Each of Messrs. Kelley, Cunniff and Service have no personal ties to the Company (other than their compensation as a Director and equity ownership as described in this annual Proxy Statement) and each is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The function of the Compensation Committee is to administer the Company's equity incentive compensation plans and establish the compensation of the executive officers and Directors of the Company. The Compensation Committee held two meetings during 2002. The "Compensation Committee Report on Executive Compensation" is included in this annual Proxy Statement.

         In addition to out-of-pocket expenses related to attendance at meetings, Messrs. Kelley and Service each received $2,000, and Mr. Cunniff received $1,000, for services rendered on such committee in 2002. With the exception of Mr. Cunniff, who did not attend one Compensation Committee meeting, the Directors who served on the Compensation Committee in fiscal 2002 attended all meetings of the Compensation Committee in fiscal 2002.

NOMINATION OF DIRECTORS

         The Company does not have a nominating committee or a committee performing a similar function. The Board of Directors as a whole performs the function of a nominating committee.

                             COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION*

Overall Policy

         The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's overall compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties and demonstrated abilities. The objectives of this strategy are to attract and retain the best possible executives, to motivate these executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results. The Compensation Committee and the Board of Directors as a whole have ultimate responsibility for executive compensation.

         These reviews permit an ongoing evaluation of the relationship between the size and scope of the Company's operations, its performance and its executive compensation. The Compensation Committee also considers the legal and tax effect (including, without limitation, the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company and its executive officers.

         The Compensation Committee determines the compensation of the Company's executive officers, including the individuals whose compensation is detailed in this proxy statement. The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options, as discussed below.

Base Salaries

         Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Salary adjustments are determined by evaluating on an individual basis new responsibilities of the executive's position, changes in the scope of the operations managed, the performance of such operations, the performance of the executive in the position and annual increases in the cost of living.

Annual Bonus

         The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee considers the views of the Chief Executive Officer and discusses with him the appropriate bonuses for all officers.

-----------------------

* The report of the Compensation Committee not be deemed shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1993, as amended, or the Exchange Act (together, this "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, shall not otherwise be deemed filed under the Acts.

Stock Options

         Under the Company's 1998 Stock Incentive Plan, stock options may be granted to the Company's executive officers. The Compensation Committee sets guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonuses. Stock options are designed to align the interests of executives with those of the stockholders.

         Under the 1998 Stock Incentive Plan, stock options are typically granted with an exercise price equal to the market price of the Company's common stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.

Chief Executive Officer's Compensation

         Following William B. Ruger, Jr.'s appointment as Chief Executive Officer on October 24, 2000, the Compensation Committee reviewed Mr. Ruger, Jr.'s compensation as well as the compensation of the Company's other executive officers who had been assigned positions of increased responsibility. Based on the Committee's recommendations as a result of this review, the Board of Directors approved an increase to William B. Ruger, Jr.'s base salary from $225,000 per year to $400,000. Mr. Ruger, Jr.'s base salary has not increased since October 24, 2000. Prior thereto, Mr. Ruger, Jr.'s base salary had not increased since January 1, 1998.

Conclusion

         Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                             COMPENSATION COMMITTEE

                                             Paul X. Kelley, Committee Chairman
                                             Richard T. Cunniff
                                             James E. Service

January 31, 2003

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

         The members of the Compensation Committee of the Company's Board of Directors for the year 2002 were those named above in the Compensation Committee Report on Executive Compensation. No member of the Committee was at any time during the year 2002 or at any other time an officer or employee of the Company. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information with respect to the compensation for calendar years 2002, 2001 and 2000 for the Company's Chief Executive Officer and the other executive officers of the Company.


                                                                                             LONG TERM
                                                   ANNUAL COMPENSATION                      COMPENSATION
                                                  ---------------------                     -------------
                                                                               OTHER           ALL
                                                                              ANNUAL          OTHER
                                                                              COMPEN-         COMPEN-
             NAME AND                            SALARY (1)      BONUS       SATION(2)      SATION(3),(4)
        PRINCIPAL POSITION              YEAR         $             $           $                $
        ------------------              ----     ----------    ---------    ---------       -------------
William B. Ruger, Jr. -                 2002     $  408,500    $  39,500    $  22,310       $  60,792
   Chairman of the Board of Directors   2001        408,000       52,000       25,657          60,792
   and Chief Executive Officer.         2000        265,813      129,000       10,203          43,220
   Director.

Erle G. Blanchard -                     2002     $  283,500    $  32,000    $  30,677       $  42,697(5)
   Vice Chairman, President,            2001        283,000       32,700       30,677          81,734(5)
   Chief Operating Officer and          2000        167,500       79,000       23,105          64,508(5)
   Treasurer. Director.

Stephen L. Sanetti -                    2002     $  283,500    $  32,000    $  36,801       $  42,457
   Vice Chairman, Senior Executive      2001        283,000       39,000       36,801          41,526
   Vice President and General           2000        202,167       99,000       27,047          30,154
   Counsel. Director.

Leslie M. Gasper -                      2002     $   97,500    $  12,000    $  13,048       $  14,805
   Corporate Secretary                  2001         91,250       10,800       12,212          13,868
                                        2000         77,875       26,000       10,847          11,861

-----------------------
(1)      Includes Director's Fees.

(2) The amounts set forth in this column represent "gross-ups" for taxes incurred on benefits received pursuant to the Company's Supplemental Executive Profit Sharing Plan (the "Supplemental Plan").

(3) The amounts set forth in this column represent benefits received by pursuant to the Company's Salaried Employees' Profit Sharing Plan, Supplemental Plan, and taxable premiums paid by the Company for group term life insurance for the named individuals, respectively, as follows: William B. Ruger, Jr. 2002 - $30,000, $30,000 and $792, 2001 -
         $25,500, $34,500 and $792, 2000 - $25,500, $13,172 and $792; Erle G.
         Blanchard, 2002 - $0, $41,250 and $516, 2001 - $0, $41,250 and $436,
         2000 - $0, $24,881 and $276; Stephen L Sanetti, 2002 - $0, $41,250 and
         $276, 2001 - $0, $41,250 and $276, 2000 - $0, $29,125 and $276; Leslie
         M. Gasper, 2002 - $0, $14,625 and $180, 2001 - $0, $13,688 and $180,
         2000 - $0, $11,681 and $180.

(4) The amounts set forth in this column also include the taxable value and "gross-ups" for taxes for Company products given to the named individuals respectively as follows: William B. Ruger, Jr., 2002 - $0 and $0, 2001 - $0 and $0, 2000 - $2,650 and $1,106; Erle G. Blanchard,
         2002 - $931 and $0, 2001 - $0 and $0, 2000 - $497 and $256; Stephen L.
         Sanetti, 2002 - $931 and $0, 2001 - $0 and $0, 2000 - $497 and $256;
         Leslie M. Gasper, 2002 - $0 and $0, 2001 - $0 and $0, 2000 - $0 and $0.

(5) The amounts set forth in this column for Erle G. Blanchard also include the taxable value of moving expenses and "gross-ups" for taxes related to moving expenses reimbursed to Mr. Blanchard, respectively, as follows: 2002 - $0 and $0, 2001 - $31,005 and $9,043, 2000 - $29,800
         and $8,798.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding stock options and Stock Appreciation Rights ("SARs") granted during fiscal 2002 by the Company to the executive officers named in the Summary Compensation Table.

                                                                                          POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED INTEREST RATES OF STOCK
                                                                                          PRICE APPRECIATION FOR OPTION
                                                 INDIVIDUAL GRANTS                                   TERM (3)
                                           -----------------------------                 -------------------------------
                                           PERCENT OF
                                             TOTAL
                                            OPTIONS
                             NUMBER OF      GRANTED
                             SECURITIES        TO
                             UNDERLYING    EMPLOYEES
                              OPTIONS      IN FISCAL       EXERCISE OR
                             GRANTED(1)      YEAR         BASE PRICE (2)   EXPIRATION          @5%               @10%
      NAME                       #             %            $ / SHARE         DATE              $                 $
-------------------        ------------    -----------   --------------    ----------    ---------------    ------------
William B. Ruger Jr.             0            0.0%            n/a             n/a              n/a               n/a

Erle G. Blanchard                0            0.0%            n/a             n/a              n/a               n/a

Stephen L. Sanetti               0            0.0%            n/a             n/a              n/a               n/a

Leslie M. Gasper                 0            0.0%            n/a             n/a              n/a               n/a

-----------------------
(1) All options granted under the Company's 1998 Stock Incentive Plan vest in five equal annual installments.

(2) The exercise price for options granted under the Company's 1998 Stock Incentive Plan is the closing price of the Common Stock as of the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed annual rates of share price appreciation mandated by the Securities and Exchange Commission of 5% and 10% of the fair value of the Common Stock on the date of grant of the options, compounded annually from the date of the grant to the option expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent upon the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the values reflected will be achieved.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information regarding stock options and SARs granted which were exercised during fiscal 2002 by the executive officers of the Company named in the Summary Compensation Table.

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-
                             SHARES                                  OPTIONS/SARs AT              MONEY OPTIONS/SARs AT
                            ACQUIRED                                 FISCAL YEAR-END                 FISCAL YEAR-END
                           ON EXERCISE     VALUE REALIZED       EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE(2)
      NAME                      #                $                         #                                $
      ----                -------------------------------------------------------------------------------------------------
William B. Ruger Jr.            0              $0.00                 200,000 / 50,000                      $0 /$0

Erle G. Blanchard               0               0.00                 160,000 / 40,000                       0 / 0

Stephen L. Sanetti              0               0.00                 160,000 / 40,000                       0 / 0

Leslie M. Gasper                0               0.00                  40,000 / 10,000                       0 / 0

-----------------------
(1) Stock options awarded December 31, 1998 under the 1998 Stock Incentive Plan at an exercise price of $11.9375 per share.

(2) The closing price of the Common Stock on December 31, 2002, $9.57, was less than the exercise price on the date of grant.

                               PENSION PLAN TABLE

              Estimated Amounts of Annual Pension Payable from the
                   Salaried Employees' Retirement Income Plan
                           for the Participant's Life,
                        Commencing During 2002 at Age 65

                                            YEARS OF CREDITED SERVICE
                                            -------------------------
HIGHEST 60-CONSECUTIVE-MONTH
AVERAGE ANNUALIZED BASE PAY         15 YEARS         20 YEARS          25 YEARS
----------------------------        --------         --------          --------
           $75,000                  $11,154          $14,872           $18,590
           100,000                   16,154           21,539            26,924
           125,000                   21,154           28,206            35,257
           150,000                   26,154           34,872            43,590
           175,000                   31,154           41,539            51,924
           200,000                   36,154           48,205            60,257

         All of the Company's salaried employees participate in the Sturm, Ruger & Company, Inc. Salaried Employees' Retirement Income Plan (the "Pension Plan"), which in general provides annual pension benefits at age 65 in an amount equal to: (i) 1-1/3% of the participant's final average salary (highest 60-consecutive-month average annualized base pay during the last 120 months of employment) less 0.65% of the participant's Social Security covered compensation, multiplied by (ii) the participant's years of credited service up to a maximum of 25 years.

         The pensions listed in the table above are not subject to any offset or deduction for Social Security or any other benefits.

         As of December 31, 2002, William B. Ruger, Jr. and Leslie M. Gasper each had more than 25 years of credited service, and Erle G. Blanchard and Stephen L. Sanetti each had 22 years of credited service.

         An indication of the average annualized base pay under the Pension Plan for these individuals can be found in the Salary column of the Summary Compensation Table.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

            Estimated Amounts of Annual Plan Benefit Payable from the
                     Supplemental Executive Retirement Plan
                           for the Participant's Life,
                        Commencing During 2002 at Age 65

                                                 YEARS OF CREDITED SERVICE
                                                 -------------------------
AVERAGE ANNUAL COMPENSATION           15 YEARS            20 YEARS             25 YEARS
---------------------------           --------            --------             --------
       $125,000                       $ 3,926             $11,874               19,823
        150,000                         7,926              17,208               26,490
        175,000                        11,926              22,541               33,156
        200,000                        15,926              27,874               39,823
        225,000                        19,926              33,208               46,490
        250,000                        23,926              38,541               53,156
        300,000                        33,926              51,875               69,823
        400,000                        63,926              91,875              119,823

         The Sturm, Ruger & Company, Inc. Supplemental Executive Retirement Plan (the "SERP") is a nonqualified supplemental retirement plan for certain senior executives of the Company. Three of the executive officers who appear in the Summary Compensation Table, William B. Ruger, Jr., Erle G. Blanchard and Stephen
L. Sanetti participate in the SERP. The SERP provides an annual benefit beginning at age 65 in an amount equal to 2% of the participant's average annual compensation for each complete year of service with the Company up to a maximum of 50% of such average compensation. The annual benefit is reduced by the amount the participant is entitled to receive under the Pension Plan, and is further reduced by the amount of Social Security benefit the participant is entitled to receive commencing at age 65. The SERP benefit is payable as an annuity over the life of the participant, with 50% to continue for the life of the participant's surviving spouse after the participant's death.

         The average annual compensation shown in the above table includes the participant's base pay, bonuses and other compensation for the participant's highest consecutive 36 months of service (or, if the participant's service was less than 36 months, then for the entire period of service) as reported in the Summary Compensation Table, except that benefits received under the Salaried Employees' Profit Sharing Plan and taxable premiums paid by the Company for group term life insurance are excluded from the SERP compensation formula. The annual compensation upon which the SERP benefit is calculated is limited to $400,000. As of December 31, 2002, William B. Ruger, Jr. had more than 25 years of credited service, and Erle G. Blanchard and Stephen L. Sanetti each had 22 years of credited service. The estimated amounts presented above assume that the participant attained age 65 in 2002.

         John M. Kingsley, Jr., a Company Director who retired as Executive Vice President of the Company on December 31, 1996, received $139,200 in benefits from the SERP during 2002.

         The SERP provides that in the event of a change in control of the Company participants in pay status shall be entitled to receive a lump-sum payment equal to the present value of the participant's benefit. Those not in pay status shall become fully vested and generally, if terminated within three years of a change in control, become entitled to a lump-sum payment. The payment shall be computed based upon the participant's average compensation and years of service with the Company on the date of change in control (provided, however, that in the event of a change in control, the participant's years of service with the Company for purposes of computing the benefit amount shall not be less than ten). A change in control is defined to mean the effective date of one of the following events: (i) sale or exchange of substantially all of the capital stock of the Company; (ii) sale of substantially all of the assets of the Company; (iii) sale of substantially all of the capital stock of the Company owned of record and beneficially held by members of the William B. Ruger family; or (iv) the merger or consolidation of the Company with or into one or more other corporations; and, in each of such four cases, the sale of stock or assets is to, or the exchange of stock is with, or the merger or consolidation is with or into one or more persons, firms or corporations which does not own at least 10% of the capital stock of the Company.

                         COMPANY STOCK PRICE PERFORMANCE

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

 Sturm, Ruger & Company, Inc., Standard & Poor's 500 and Value Line Recreation
                                 Industry Index
                 (Performance Results Through December 31, 2002)

            [COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN GRAPH]

Assumes $100 invested at the close of trading 12/97 in Sturm, Ruger & Company, Inc. Common Stock, Standard & Poor's 500 and Value Line Recreation Industry Index.

*Cumulative total return assumes reinvestment of dividends.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

----------------------------------------------------------------------------------------
                                    1997     1998      1999     2000     2001      2002
----------------------------------------------------------------------------------------
Sturm, Ruger & Company, Inc.       100.00    68.15     54.94    61.62    84.48     70.64
----------------------------------------------------------------------------------------
Standard & Poor's 500              100.00   126.71    151.56   136.20   118.43     90.76
----------------------------------------------------------------------------------------
Value Line Recreation Industry     100.00   120.86    155.51   160.00   226.72    229.15
----------------------------------------------------------------------------------------

The peer group in the above graph is the Value Line Recreation Industry.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of February 1, 2003 the ownership of Common Stock by each person of record or known by the Company to own beneficially more than 5% of such stock.

                      NAME AND ADDRESS              AMOUNT AND NATURE OF
TITLE OF CLASS      OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP     PERCENT OF CLASS
--------------    ------------------------          --------------------     ----------------
Common Stock      William B. Ruger, Jr.
                  P.O. Box 293                           5,272,000 (1)              19.45%
                  Newport, NH 03773

Common Stock      Carolyn R. Vogel
                  P.O. Box 906                           5,022,000 (2)              18.66%
                  Harrisville, NH 03450

Common Stock      Ruger Business Holdings, L.P.
                  Lacey Place                            4,272,000 (3)              15.87%
                  Southport, CT 06890

Common Stock      Ruger Management, Inc.
                  Lacey Place                            4,272,000 (3)              15.87%
                  Southport, CT 06890

Common Stock      Royce & Associates, LLC
                  1414 Avenue of the Americas            1,678,300                   6.24%
                  New York, NY 10019

-----------------------
(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc., is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William
         B. Ruger Revocable Trust of 1988. Ruger Management, Inc., is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 200,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

(2) Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 750,000 shares of Common Stock owned directly by Mrs. Vogel. Mrs. Vogel has sole investment and voting control with respect to such 750,000 shares.

(3)      Represents the 4,272,000 shares of Common Stock disclosed in footnote
         (1) above.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of February 1, 2003 as to the number of shares of Common Stock beneficially owned by the Chief Executive Officer of the Company and the other executive officers of the Company, and all Directors and executive officers of the Company as a group. See ELECTION OF DIRECTORS above for such information with respect to each Director of the Company.

                                                    AMOUNT AND NATURE OF
                                                    --------------------
TITLE OF CLASS      NAME OF BENEFICIAL OWNER *      BENEFICIAL OWNERSHIP      PERCENT OF CLASS
--------------      --------------------------      ---------------------     ----------------
 Common Stock       William B. Ruger, Jr.               5,272,000(1)               19.45%

 Common Stock       Erle G. Blanchard                     167,000(2)                  **

 Common Stock       Stephen L. Sanetti                    192,000(3)                  **

 Common Stock       Leslie M. Gasper                       40,049(4)                  **

 Common Stock       Directors and executive
                    officers as a group (6
                    non-officer Directors, 3
                    Directors who were also             5,787,709                  21.01%
                    executive officers during
                    2002 and 1 other executive
                    officer)

-----------------------
* The address of each of the executive officers named in this Security Ownership of Management table is c/o Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

** Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc. is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of William B. Ruger Revocable Trust of 1988. Ruger Management, Inc. is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 200,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

(2) Includes 7,000 shares of Common Stock held by Mr. Blanchard as trustee of a revocable trust for the benefit of Mr. Blanchard and his spouse. Also includes 160,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

(3) Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 160,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

(4) Includes 49 shares of Common Stock held under the CT Gift to Minors Act for the benefit of Ms. Gasper's two minor daughters. Also includes 40,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of February 1, 2003 under the 1998 Stock Incentive Plan.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of the Section 16(a) report forms furnished to the Company and written representations that no other reports were required, that with respect to the period from January 1, 2002 through December 31, 2002, all such forms were filed in a timely manner by the Company's officers, Directors and greater than ten percent beneficial owners.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         William B. Ruger, Chairman Emeritus of the Board of Directors and former Chief Executive Officer, served as a consultant to the Company until his death on July 6, 2002. For his services in this capacity, Mr. Ruger received $20,000 per month and during 2002 received a total of $140,000.

         During 2002, the Company paid Newport Mills, of which William B. Ruger, Jr. is the sole proprietor, $206,250 for storage rental. During 2002, the Company also paid Mr. Ruger, Jr. $16,500 for the rental of office space owned by Mr. Ruger, Jr. in Newport, New Hampshire.

         Stanley B. Terhune, a Director and former Vice President of the Company, served as a consultant to the Company during 2002. For his services in this capacity, Mr. Terhune received $100 per hour and during 2002 received a total of $63,409 including bonuses.

                         REPORT OF THE AUDIT COMMITTEE*

         During fiscal 2002, Townsend Hornor, Richard T. Cunniff and Paul X. Kelley served on the Audit Committee (the "Committee"), with Mr. Hornor serving as Chairman. Each of Messrs. Hornor, Cunniff and Kelley is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. Under the guidance of a written charter adopted by the Board of Directors, the Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion of the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of non-audit services with the auditors' independence.

         The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal 2002.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                            AUDIT COMMITTEE

                                            Townsend Hornor, Committee Chairman
                                            Richard T. Cunniff
                                            Paul X. Kelley

March 25, 2003

-----------------------
* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Exchange Act (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

                                 PROPOSAL NO. 2

                        APPROVAL OF INDEPENDENT AUDITORS

         Effective August 27, 2001, the Audit Committee of the Company dismissed Ernst & Young LLP and appointed KPMG LLP as its independent auditors. The stockholders of the Company ratified KPMG LLP as the Company's independent auditors at the Company's Annual Meeting held in May, 2002. This change was the result of an extensive search made at the request of the Audit Committee to review the services and costs associated with the external audit function. Subject to the ratification of the stockholders, the Board of Directors has reappointed KPMG LLP as the Company's independent auditors for the 2003 fiscal year.

         Ernst & Young LLP's report on the Company's financial statements for fiscal years 1999 and 2000 did not contain an adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

         During fiscal years 1999 and 2000 and the subsequent interim period preceding August 27, 2001, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The Company (or someone on its behalf) did not consult KPMG LLP during fiscal years 1999 and 2000 and the subsequent interim period preceding August 27, 2001 regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Audit Fees

         KPMG LLP's aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company's financial statements for 2002 and the reviews of the Company's quarterly financial statements for the year 2002 were $204,750.

Audit Related Fees

         Ernst & Young LLP's aggregate fees, including expenses reimbursed, for audit related services for the year 2001 to August 27, 2001, which were charged in the year 2002, were $7,500.

         KPMG LLP's aggregate fees, including expenses reimbursed, for audit related services for the year 2002 were $ 45,000, and included audits of certain employee benefit plan financial statements.

Financial Information Systems Design and Implementation Fees

         KPMG LLP did not provide services related to financial information systems design and implementation to the Company for the year 2002.

All Other Fees

         KPMG LLP's aggregate fees, including expenses reimbursed, for services rendered to the Company other than for services described above, including tax compliance services, for the year 2002 were $18,150.

         The Company's Audit Committee has considered whether the provision of the non-audit related services provided by KPMG LLP to the Company is compatible with maintaining the independence of KPMG LLP.

         Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                         STOCKHOLDER PROPOSALS FOR 2004

         In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before November 26, 2003.

                                  OTHER MATTERS

         Management of the Company does not intend to present any business at the Meeting other than as set forth in Items 1 and 2 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.

         The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2002, including the financial statements and financial statement schedules. Such requests should be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Leslie M. Gasper
                                              --------------------
                                              Leslie M. Gasper
                                              Corporate Secretary

Southport, Connecticut
March 26, 2003

                                DIRECTIONS TO THE

                          STURM, RUGER & COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                       TUESDAY, MAY 6, 2003 AT 10:30 A.M.

                            LAKE SUNAPEE COUNTRY CLUB
                              100 COUNTRY CLUB LANE
                         NEW LONDON, NEW HAMPSHIRE 03257
                                 (603) 526-6040

FROM NEW YORK (APPROXIMATELY 5 HOURS BY CAR) -

         1) Take Interstate 95 North to Interstate 91 North in New Haven, Connecticut.

         2) Follow I-91 through Massachusetts to Interstate 89 at White River Junction, Vermont.

         3) Take I-89 South to Exit 11. Turn left at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

         4) Turn right into entrance; proceed approximately 1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

FROM BOSTON (APPROXIMATELY 1 3/4 HOURS BY CAR) -

         1) Take Interstate 93 North from Boston to Interstate 89 North in Concord, New Hampshire.

         2) In Concord, take I-89 North to Exit 11. Turn right at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

         3) Turn right into entrance; proceed approximately 1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

FROM MANCHESTER AIRPORT (APPROXIMATELY 1 HOUR BY CAR) -

         1) When leaving Manchester Airport, turn right onto Brown Street (residential). Go right onto Route 293/101 East, then left to Interstate 93 North toward Concord, New Hampshire.

         2) In Concord, take Interstate 89 North to Exit 11. Turn right at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

         3) Turn right into entrance; proceed approximately 1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

--------------------------------------------------------------------------------
                                      PROXY
                                      PROXY
                          STURM, RUGER & COMPANY, INC.
                    LACEY PLACE, SOUTHPORT, CONNECTICUT 06890

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2003

         The undersigned hereby appoints William B. Ruger, Jr., Erle G. Blanchard and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 19, 2003 at the Annual Meeting of Stockholders to be held on May 6, 2003 or any adjournment or postponement thereof.

         The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of all directors and "FOR" Proposal 2. Please sign exactly as name appears on other side of this proxy form.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
--------------------------------------------------------------------------------

                          STURM, RUGER & COMPANY, INC.
    PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY [ X ]

[                                                                              ]

A.  ELECTION OF DIRECTORS

1. The Board of Directors unanimously recommends a Vote FOR the election of eight Directors:

                           FOR  WITHHOLD                           FOR  WITHHOLD

    William B. Ruger, Jr.  [ ]    [ ]       Townsend Hornor        [ ]    [ ]
    Erle G. Blanchard      [ ]    [ ]       Paul X. Kelley         [ ]    [ ]
    Stephen L. Sanetti     [ ]    [ ]       John M. Kingsley, Jr.  [ ]    [ ]
    Richard T. Cunniff     [ ]    [ ]       James E. Service       [ ]    [ ]


B.  ISSUES

The Board of Directors unanimously recommends a Vote:

                                                       FOR    AGAINST   ABSTAIN
2.  FOR The approval of the appointment of             [ ]     [ ]        [ ]
    KPMG LLP as the independent auditors
    of the Company for the  2003  fiscal year.

                                                       FOR    AGAINST   ABSTAIN
3.  In their discretion, the Proxies are authorized    [ ]     [ ]        [ ]
    to vote upon such other business as may
    properly come before the meeting.

                     Dated:                                               , 2003
                                  ----------------------------------------
                     Signature(s):
                                  ----------------------------------------

                                  ----------------------------------------

                                    When shares are held by joint tenants, both
                                    should sign. When signing as an attorney, as
                                    executor, administrator, trustee or
                                    guardian, please give your full title as
                                    such. If a corporation, please sign in full
                                    corporate name by President or other
                                    authorized officer. If a partnership, please
                                    sign in partnership name by authorized
                                    person.
--------------------------------------------------------------------------------